SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                               [x]
Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[x]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

               Franklin Tax-Advantaged High Yield Securities Fund
                (Name of Registrant as Specified In its Charter)

               Franklin Tax-Advantaged High Yield Securities Fund
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

    [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-(i)(1), or 14a-6(j)(2)

    [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3)

    [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1)   Title of each class of securities to which Transaction applies:

        (2)   Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

        (4)   Proposed maximum aggregate value of transaction:

        (5)   Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:




   FRANKLIN TEMPLETON GROUP

                       FRANKLIN TAX-ADVANTAGED HIGH YIELD
                                 SECURITIES FUND

                           SPECIAL MEETING OF PARTNERS
                                 April 18, 1997

                          IMMEDIATE ATTENTION REQUIRED

Dear Partner:

We have not yet received your vote for the upcoming Special Meeting of Partners scheduled to be APRIL 18, 1997. IT IS CRITICAL THAT YOU VOTE YOUR PROXY. Contrary to many shareholder's belief, all votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE REPRESENTED UNLESS WE RECEIVE VOTING INSTRUCTIONS FROM YOU. In order for your shares to be represented, you need to vote on or before Friday, April 18, 1997. For your convenience, we have established three easy methods by which to register your vote.

     1. BY PHONE Simply call Shareholder Communications Corporation toll-free, at 1-800-733-8481, EXTENSION 448. Operators can take your vote over the phone, Monday thru Friday between the hours of 9:00 a.m. and 11:00 p.m. EST.

                                       OR

     2.   BY FAX Send your executed proxy to us at 1-800-733-1885, anytime.

                                       OR

     3.   BY  MAIL  Simply   return  your   executed   proxy  in  the   enclosed
          self-addressed stamped envelope.

We urge you to act promptly so that we can obtain a sufficient number of votes to hold the meeting as scheduled and avoid any possible meeting adjournments.

Your prompt attention benefits all Partners.

Thank you.